Exhibit 10.1

Form of FIRST AMENDMENT TO

BREITBURN ENERGY PARTNERS L.P. 2006 LONG-TERM INCENTIVE PLAN

RESTRICTED PHANTOM UNITS DIRECTORS’ AWARD AGREEMENT

This First Amendment (this “Amendment”) to Restricted Phantom Units Directors’ Award Agreement is made as of December 13, 2012, by and among BreitBurn GP, LLC (“BreitBurn GP”), as the general partner of BreitBurn Energy Partners L.P. (the “Partnership”), the Partnership and [__________] (the “Director”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Phantom Unit Agreement (as defined below).

RECITALS

               A. On January 29, 2010, BreitBurn GP granted the Director 11,804 Restricted Phantom Units (the “Phantom Units”), pursuant to the Partnership’s First Amended and Restated 2006 Long-Term Incentive Plan and that certain Restricted Phantom Unit Agreement (the “Phantom Unit Agreement”).

B. The parties wish to amend the vesting provisions of the Phantom Unit Agreement as set forth herein.

C. Pursuant to Section 9 of the Phantom Unit Agreement, the parties may amend the Phantom Unit Agreement by written agreement.

AMENDMENT

For valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby amend the Phantom Unit Agreement as follows, which amendments shall take effect and be incorporated into the Phantom Unit Agreement from and after the date of this Amendment:

1.                  Section 2 of the Phantom Unit Agreement is hereby amended by deleting the first sentence thereof, including the chart, and inserting the following language:

“2.	Vesting. Except as otherwise provided in Paragraph 3 below, the Restricted Phantom Units granted hereunder shall become fully vested on December 28, 2012.”

2.                  This Amendment shall be and is hereby incorporated in and forms a part of the Phantom Unit Agreement.

3.                  Except as expressly provided herein, all terms and conditions of the Phantom Unit Agreement shall remain in full force and effect.

4.                  This Amendment shall be governed by and construed in accordance with the laws in force in the state of Delaware, without regard to that state’s conflict-of-law rules and principles.

[Signature Page Follows]

IN WITNESS WHEREOF, BreitBurn GP, the Partnership and the Participant have executed this Amendment as of the date first above written.

BREITBURN ENERGY PARTNERS L.P.
By: BREITBURN GP, LLC Its: General Partner

By: ____________________________ Name: Title:

DIRECTOR

By: ___________________________
[Name]

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